UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           September 1, 2005
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                           ENZON PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                  0-12957                   22-2372868
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(State or other jurisdiction   (Commission File No.)    (IRS Identification No.)
      of incorporation)


          685 Route 202/206, Bridgewater, New Jersey         08807
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           (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code         (908) 541-8600
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition

On September 1, 2005, Enzon Pharmaceuticals, Inc. ("Enzon" or the "Company") issued a press release reporting certain financial and other information for the quarter ended June 30, 2005, the fourth quarter of Enzon's fiscal year ended June 30, 2005. The press release also included information on the restatement of the financial statements for the quarter ended September 30, 2003, and an update on the status of the financial statement restatement process, which the Company previously reported on Form 8-K on August 16, 2005. A copy of Enzon's press release dated September 1, 2005 is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Restatement and Non-Reliance

In addition to the financial restatements that we previously reported on August 16, 2005, for the quarter and fiscal year to date periods ended December 31, 2003, March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and
March 31, 2005, on August 31, 2005, in connection with the restatement process, the management of Enzon concluded that we would also need to amend and restate our previously issued financial statements and other financial information for the quarter ended September 30, 2003, and further amend the previously issued financial statements and other financial information for the quarters ended December 31, 2003 and March 31, 2004, in each case with respect to our application of hedge accounting for a Zero Cost Protective Collar arrangement under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended (SFAS 133). In light of these restatements and those reported by the Company on August 16, 2005, the previously issued financial statements and other financial information contained in our Form 10-Qs and 10-K/A for the quarter and fiscal year to date periods ended September 30, 2003, December 31, 2003, March 31, 2004, and June 30, 2004 should no longer be relied upon.

This Zero Cost Protective Collar arrangement was entered into in August 2003 with a financial institution to reduce our exposure associated with 1.5 million shares of NPS Pharmaceuticals, Inc. common stock that we received as part of a merger termination agreement with NPS. We concluded, after consultation with KPMG LLP, our independent registered public accounting firm, that we failed to properly record the time value of the equity collar in our financial statements for the quarters ended September 30, 2003, December 31, 2003 and March 31, 2004. The equity collar was, however, properly valued in our financial statements for the fiscal year ended June 30, 2004. On August 22, 2005, this financial instrument expired, and we sold our remaining shares of NPS.

While our continuing review is not yet complete, it has progressed sufficiently to allow us now to announce that we expect to restate and amend our financial statements for the above periods.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Description
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99.1              Press Release of Enzon Pharmaceuticals, Inc. dated
                  September 1, 2005


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                                   SIGNATURES
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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 1, 2005


                                       By: /s/ Craig A. Tooman
                                           -------------------
                                           Craig A. Tooman
                                           Executive Vice President, Finance and
                                           Chief Financial Officer